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                                                                   Exhibit 10.16

                            REGISTRATION RIGHTS AGREEMENT


       THIS AGREEMENT is entered into as of June 16, 1998, by and between BIONEBRASKA, INC., a Delaware corporation (the "Company"), and MEDTRONIC, INC., a Minnesota corporation ("Medtronic").

                                      RECITALS:

       WHEREAS, the parties hereto have executed an Investment Agreement (the "Investment Agreement") of even date herewith pursuant to which Medtronic is purchasing shares of the Company's Series G Convertible Preferred Stock; and

       WHEREAS, in connection with the Investment Agreement the parties desire to provide certain registration rights and benefits with respect to the Common Stock (defined below) issuable upon conversion of the Series G Convertible Preferred Stock,

       NOW, THEREFORE, in consideration of the respective covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                      ARTICLE I
                                     DEFINITIONS

       1.1 SPECIFIC DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth or as referenced below:

       "COMMON STOCK" means the Company's Common Stock, par value $.01 per share.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

       "FORM S-3" means such form under the Securities Act in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.


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       "HOLDER" means Medtronic or any person owning of record Registrable
Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Article 2.

       "PREFERRED SHARES" means the shares of Series G Convertible Preferred Stock purchased pursuant to the Investment Agreement.

       "REGISTER," "REGISTERED," and 'REGISTRATION" mean a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the SEC of effectiveness of such registration statement.

       "REGISTRABLE SECURITIES" means (i) the Common Stock issuable or issued upon conversion of the Preferred Shares, and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock referenced in the preceding clause (i). Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 under the Securities Act or sold in a private transaction in which the transferor's rights under Article 2 of this Agreement are not assigned.

       "REGISTRATION EXPENSES" means all expenses incurred by the Company in complying with Article 2 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, reasonable fees and disbursements of a single special counsel for the Holders of Registrable Securities, and blue sky fees and expenses (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

       "SEC" means the Securities and Exchange Commission.

       "SECURITIES ACT" means the Securities Act of 1933, as amended.

       "SELLING EXPENSES" means all underwriting discounts and commissions applicable to a sale of Registrable Securities.

       1.2    DEFINITIONAL PROVISIONS.

              (a) The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

              (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.


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              (c)    References to an "Article" or a "Section" are, unless
       otherwise specified, to one of the Articles or Sections of this Agreement.

              (d) The term "person" includes any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.


                                      ARTICLE 2
                                 REGISTRATION RIGHTS

       2.1    DEMAND REGISTRATIONS.

              (a) Subject to the conditions of this Section 2.1, if the Company shall receive at any time after the date hereof a written request from Medtronic or other Holder(s) of at least 50 percent of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having a proposed aggregate offering price to the public of at least $1,000,000, then the Company shall, within 30 days after the receipt thereof, give written notice of such request to all Holders and, subject to the limitations of Section 2. 1 (b), effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

              (b) If the Holder requesting such registration intends to distribute the Registrable Securities covered by its request by means of an underwriting, the Holder shall so advise the Company as a part of its request made pursuant to this Section 2.1 and the Company shall include such information in the written notice referred to in Section 2.1(a). In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holder that initially requested the registration (which underwriter or underwriters shall be reasonably acceptable to the Company).

              (c) The Company shall not be obligated to effect more than two registrations pursuant to this Section 2.1. Further, the Company shall not be obligated to take any action to effect any registration pursuant to this Section 2.1 until the earliest to occur of, (i) the date that is three years after the date hereof, (ii) the first date as of which any other shareholder of the Company exercises a demand registration, or
       (iii) 180 days after the effective date of the registration statement pertaining to the first underwritten public


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       offering of securities of the Company for its own account.
       Further, the Company shall not be obligated to effect a demand registration pursuant to this Section 2.1 if the Company furnishes to the Holders a certificate signed by the Chief Executive Officer stating that, in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this
       Section 2.1. The Company shall give written notice to the Holders of any demand made by other holders of securities of the Company for registration of such securities.


       2.2    PIGGYBACK REGISTRATIONS.

              (a) The Company shall notify all Holders of Registrable Securities in writing at least 30 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans and corporate reorganizations) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities of such Holder. Each Holder desiring to include in any such registration statement all or any part of such Holder's Registrable Securities shall, within 20 days after receipt of the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder of Registrable Securities decides not to include any or all of such Holder's Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

              (b) If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provisions of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company and, second, to the Holders and any


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       other selling shareholders on a pro rata basis based on the total number of securities held by such Holders and other selling shareholders and requested to be included in such registration.

       2.3 FORM S-3 REGISTRATIONS. If the Company receives from any Holder or Holders of Registrable Securities a written request or requests that the Company effect the registration under the Securities Act of all or a part of the Registrable Securities owned by such Holder or Holders by the filing with the SEC of a registration statement on Form S-3 covering such Registrable Securities, the Company will:

              (a) promptly give written notice of the proposed registration to all other Holders of Registrable Securities; and

              (b) as soon as practicable, effect such registration and, in connection therewith, make all such related qualifications and compliances as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification, or compliance pursuant to this Section 2.3: (i) if Form S-3 under the Securities Act is not available for such offering by the Holders,
       (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000, (iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer stating that, in the good faith judgment of the Board, it would be seriously detrimental to the Company and its shareholders for such registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 2.3, (iv) in a given six-month period, the Company has effected one such registration during such period, (v) the registration request occurs within six months following the effective date of a registration initiated by the Company, or (vi) if one of the following has not occurred at the time of such request: (a) three years have elapsed since the effective date of this Agreement, (b) no other investor has exercised its right to demand registration, or (c) 180 days have not elapsed since the closing of the Company's initial public offering.

              (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.


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

       2.4 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification, or compliance pursuant to
Section 2.1 or any registration under Section 2.2 or 2.3 shall be borne by the Company. All Selling Expenses incurred in connection with any such registration shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to
Section 2.1 or 2.3, the request of which has been subsequently withdrawn by the Holders, unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Company was aware but the Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.1 (in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the Holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to this Section 2.4, then the Holders shall not forfeit their rights pursuant to Section 2.1 to a demand registration.

       2.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

              (a) Prepare and file with the SEC a registration statement, on such form as is then available to the Company in connection with such registration, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to nine months.

              (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

              (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

              (d) Use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders within 20 days following the original filing of such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.


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              (e)    In the event of any underwritten public offering,
       enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

              (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in the light of the circumstances then existing.

              (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

       2.6 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Article 2 shall terminate and be of no further force and effect on the date that Medtronic would be able to sell all of its remaining Registrable Securities, without limitation, under Rule 144(k) of the Securities Act.

       2.7 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article 2.

       2.8 INDEMNIFICATION. If any Registrable Securities are included in a registration statement under Section 2.1, 2.2, or 2.3:


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              (a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, and directors of each Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act, and each underwriter, if any, and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions, or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto,
       (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer, director, underwriter, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, or controlling person of such Holder.

              (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its officers and directors, each person, if any, who controls the Company within the meaning of the Securities Act, and each underwriter, if any, and each person, if any, who controls any underwriter within the meaning of the Securities Act or the Exchange Act, and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors, or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, underwriter, controlling person, or other such Holder, or partner, director, officer, or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity

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       with written information furnished by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, underwriter, controlling person, or other Holder, or partner, officer, director, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, that in no event shall any indemnity under this
       Section 2.8(b) exceed the proceeds from the offering received by such Holder unless the Violation is the result of fraud on the part of such Holder.

              (c)    Promptly after receipt by an indemnified party under this
       Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party (or, if there is more than one indemnified party, the indemnifying party shall pay the fees and expenses of one counsel for any and all indemnified parties, to be mutually agreed upon by such indemnified parties), if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
       Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

              (d) If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim,

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       damage, or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              (e) The foregoing indemnity agreements of the Company and Holders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the final prospectus is filed with the SEC pursuant to SEC Rule 424(b), such indemnity agreement shall not inure to the benefit of any person if a copy of such final prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim, or damage at or prior to the time such action is required by the Securities Act.

              (f)    The obligations of the Company and Holders under this
       Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

       2.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Article 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities; provided, however, that no such transferee or assignee shall be entitled to registration rights under this Article 2 hereof unless it acquires Registrable Securities that represent at least 25 percent of the then-outstanding Registrable Securities (as adjusted for stock splits and combinations) and the Company shall, within 20 days after such transfer, be furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, however, that a Holder's failure to provide such notice to the Company shall not in any way impair a Holder's right to make an assignment under this Section 2.9, but until such notice is provided, the Company may continue to treat the original Holder (and not the Holder's assignee) as the Holder of the registration rights. Notwithstanding the foregoing, rights to cause the Company to register securities may be assigned to any person or entity who is a subsidiary, parent, general partner, or limited partner of a Holder regardless of the number of securities transferred to such person or entity.

       2.10 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Article 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holders of Registrable Securities representing at least 75% of the total of the then Registrable Securities. Any amendment or waiver effected in accordance with this Section 2.0 shall be


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

binding upon each Holder and the Company. By acceptance of any benefits under this Article 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

       2.11 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. If the Company grants to any other person or persons registration rights that are more favorable in any respect than the rights granted to the Holders hereunder, the Holders shall immediately be granted the same rights, and this Agreement shall be amended or deemed amended to include such more favorable rights.

       2.12 REGISTRATION RIGHTS SEPARATE FROM OTHER REGISTRATION RIGHTS. The registration rights granted to any Holder hereunder shall be deemed to be separate and distinct from any other registration rights (the "Other Registration Rights") granted by the Company to any such Holders or any other holder of the Company's securities. In addition, any registration of Registrable Securities pursuant to the rights granted hereunder shall not affect the rights of any Holder or any other person under the Other Registration Rights, and any registration of the Company's securities under the Other Registration Rights shall not affect the rights of any Holder of Registrable Securities hereunder.


                                      ARTICLE 3
                                   OTHER PROVISIONS

       3.1 COMPLETE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof

       3.2 WAIVER, DISCHARGE, AMENDMENT, ETC. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall not, absent an express written waiver signed by the party making such waiver specifying the provision being waived, be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

       3.3 NOTICES. All notices or other communications to a party required or permitted hereunder shall be in writing and shall be delivered personally or by telecopy (receipt confirmed) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

       if to Medtronic to:

              Medtronic, Inc.
              Corporate Center
              7000 Central Avenue N.E.


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              Minneapolis, Minnesota 55432

              with separate copies thereof addressed to:

              Attention:    General Counsel
              Fax:          (612) 572-5459

              Attention:    Vice President, Corporate Development
                            and Associate General Counsel
              Fax:          (612) 572-5404

       if to another Holder, at such Holder's address as such Holder shall have specified to the Company in writing;

       if to the Company to:

              BioNebraska, Inc.
              3820 NW 46th Street
              Lincoln, Nebraska 68524
              Attention:    Thomas R. Coolidge,
                            Chairman of the Board and CEO

Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail or delivery service).

       3.4 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Minnesota, including all matters of construction, validity, performance, and enforcement, without giving effect to principles of conflict of laws.

       3.5 TITLES AND HEADINGS; CONSTRUCTION. The titles and headings to the Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.

       3.6 BENEFIT. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors or assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

       3.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument, and may be delivered in person or by facsimile transmission.

       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first written above.

                                          BIONEBRASKA, INC.


                                          By: /s/ Thomas R. Coolidge
                                              ---------------------------------
                                          Name:  Thomas R. Coolidge
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer


                                          MEDTRONIC, INC.


                                          By:    /s/ Michael D. Ellwein
                                                -------------------------------
                                          Name: Michael D. Ellwein
                                                -------------------------------
                                          Title:   Vice President
                                                -------------------------------

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